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                                INTERCOMPANY AGREEMENT

          This INTERCOMPANY AGREEMENT (the "Agreement") is made and entered into as of the 31st day of March, 1998, by and between Excel Realty Trust, Inc., a Maryland corporation ("Excel"), and Excel Legacy Corporation, a Delaware corporation ("Legacy").

                                 W I T N E S E T H:

          WHEREAS, Excel may in certain circumstances determine that it is precluded from pursuing, or is limited in the manner in which it pursues, various business opportunities due to its status as a real estate investment trust ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the "Code");

          WHEREAS, Legacy is a newly-formed corporation which was organized by Excel for the purpose of identifying and making opportunistic real estate investments that are not generally available to REITs; and

          WHEREAS, in light of the purpose for which Legacy was formed, Excel and Legacy desire to enter into this Agreement in order to provide to each other a right of first opportunity and notification right with respect to certain investment opportunities.

          NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, the parties hereby agree as follows:

     1. DEFINITIONS. Except as otherwise may be expressly provided herein, the following terms shall have the meanings set forth below:

          (a) "Change in Control" shall mean a change in ownership or control of a party effected through either of the following transactions:

               (i) any person or related group of persons (other than such party or a Controlled Affiliate of such party) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of securities possessing more than fifty percent (50%) of the total combined voting power of such party's outstanding securities; or

               (ii) there is a change in the composition of such party's Board of Directors over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board; or

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               (iii)  there is a change in the composition of such party's senior executive management such that both Gary B. Sabin and Richard B. Muir cease to be employed by such party.

          (b) "Controlled Affiliate" shall mean, with respect to a party, any entity controlled by, controlling or under common control with such party.

          (c) "Notice" shall have the meaning set forth in Section 2(a)(i) hereof.

          (d) "REIT Opportunity" shall mean a direct or indirect opportunity to invest in neighborhood and community shopping centers, power centers, malls or other conventional retail properties (including without limitation the opportunity to provide services related to such real estate and to invest in entities that invest primarily in or have a substantial portion of their assets in such real estate), but not including office and industrial properties, single tenant retail properties, entertainment/ retail/mixed-use development projects, real estate mortgages, real estate derivatives, or entities that invest primarily in or have a substantial portion of their assets in such real estate assets. Excel shall have the right from time to time to provide written notice to Legacy specifying certain criteria for a REIT Opportunity in addition to the criteria specified above in this definition of REIT Opportunity. Any such written notice from Excel may be modified or canceled by written notice given by Excel at any time. This definition of REIT Opportunity shall be modified as appropriate from time to time in accordance with any such written notices sent by Excel.

          (e) "Ten-Day Period" shall have the meaning set forth in Section 2(a)(i) hereof.

          (f) "Withdrawal Date" shall have the meaning set forth in Section 2(a)(ii) hereof.

     2.   RIGHT OF FIRST OPPORTUNITY; NOTIFICATION RIGHT.

          (a)  RIGHT OF FIRST OPPORTUNITY.

               (i) During the term of this Agreement, if Legacy develops a REIT Opportunity, or if any REIT Opportunity otherwise becomes available to Legacy, Legacy shall first offer such REIT Opportunity to Excel. The offer shall be made by written notice (the "Notice") from Legacy to Excel, which Notice shall contain a detailed description of the material terms and conditions of the REIT Opportunity. Excel shall have ten days (the "Ten-Day Period") from the date of receipt of the Notice to notify Legacy in writing that it has accepted or rejected the REIT Opportunity. If Excel does not respond by the end of the Ten-Day Period, Excel shall be deemed to have rejected the REIT Opportunity. If Excel accepts a REIT Opportunity, but subsequently decides not to pursue such opportunity or for any other reason fails to consummate such opportunity, Excel shall immediately provide written notice that it is no longer pursuing such REIT Opportunity to Legacy.

               (ii) If Excel rejects a REIT Opportunity, or accepts such REIT Opportunity but thereafter provides, or is required by the provisions hereof to provide, written notice to Legacy that it is no longer pursuing such REIT Opportunity, Legacy shall, for a period of one year after the Withdrawal Date (as hereinafter defined), be entitled to acquire the REIT Opportunity (A) at a price, and on terms and conditions, that are not more favorable to Legacy


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     in any material respect than the price and terms and conditions set forth in the Notice relating to such REIT Opportunity or (B) if Excel, at any time after the Notice, negotiated a different price, terms or conditions with the seller, then at a price, and on terms and conditions, that are not more favorable to Legacy in any material respect than the price and terms and conditions negotiated by Excel with the seller. If Legacy does not enter into a binding agreement to acquire the REIT Opportunity within such one-year period, or if the price and terms and conditions are more favorable to Legacy in any material respect than the price and terms and conditions set forth in the Notice (or, if applicable, than the price and terms and conditions negotiated by Excel with the seller subsequent to the Notice), Legacy shall again be required to comply with the procedures set forth above in Section 2(a)(i) if it desires to acquire such REIT Opportunity. The "Withdrawal Date" means any one of the following dates, as applicable: (A) the date that Excel notifies Legacy that it has rejected the REIT Opportunity, (B) if Excel does not respond to Legacy regarding the REIT Opportunity, the expiration date of the Ten-Day Period, or (C) if Excel accepts the REIT Opportunity but subsequently ceases to pursue the opportunity, the earlier of (1) thirty (30) days after the date on which Excel ceases to pursue the REIT Opportunity or (2) the date of receipt by Legacy of written notice from Excel that it is no longer pursuing the REIT Opportunity.

          (b) NOTIFICATION RIGHT. In the event that either party hereto develops or becomes aware of any investment opportunity during the term of this Agreement (other than a REIT Opportunity), and such party is not interested in pursuing such opportunity, or the opportunity is otherwise unavailable to such party, such party shall immediately notify the other party of such opportunity and provide to the other party a copy of all written information, and a description of all material terms not set forth in writing, available to such party concerning such opportunity.

     3.   GENERAL TERMS AND CONDITIONS FOR FIRST OPPORTUNITY/NOTIFICATION
RIGHTS.

          (a) Unless waived or unless agreed to as part of an investment, each party hereto shall bear its own expenses with respect to any opportunity to which this Agreement is applicable, and each party agrees that it shall not be entitled to any compensation from the other party with respect to any such opportunity.

          (b) A party shall not be required to comply with the right of first opportunity and notification requirements set forth in this Agreement during any period in which the other party or any Controlled Affiliate of such other party is in default of this Agreement or any other agreement entered into by the parties hereto or any of their Controlled Affiliates, if such default is material and remains uncured for fifteen (15) days after receipt of notice thereof.

          (c) Any opportunity which is offered to and accepted by Excel under this Agreement may be entered into by or on behalf of Excel or by any designee which is a Controlled Affiliate of Excel. Any opportunity which is offered to and accepted by Legacy under this Agreement may be entered into by or on behalf of Legacy or by any designee which is a Controlled Affiliate of Legacy.

          (d) All first opportunity and notification rights set forth in this Agreement shall be subordinated to any seller consent and confidentiality requirements; no party shall be required to comply with the first opportunity and notification rights set forth in this Agreement to the extent such compliance would violate any seller consent or confidentiality requirements.


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          (e)  While it is the intention of the parties to align their businesses in accordance with the terms of this Agreement, each party shall act independently in its own best interests, and neither party shall be considered a partner or agent of the other party or owe any fiduciary or other common law duties to the other party.

     4. SPECIFIC PERFORMANCE. Each party hereto hereby acknowledges that the obligations undertaken by it pursuant to this Agreement are unique and that the other party would likely have no adequate remedy at law if such party shall fail to perform its obligations hereunder, and such party therefor confirms that the other party's right to specific performance of the terms of this Agreement is essential to protect the rights and interests of the other party. Accordingly, in addition to any other remedies that a party hereto may have at law or in equity, such party shall have the right to have all obligations, covenants, agreements and other provisions of this Agreement specifically performed by the other party hereto and the right to obtain a temporary restraining order or a temporary or permanent injunction to secure specific performance and to prevent a breach or threatened breach of this Agreement by the other party.

     5. TERM. The term of this Agreement shall commence as of the date of this Agreement and shall terminate upon the earlier of (a) the tenth (10th) anniversary of the date of this Agreement, or (b) a Change in Control of either party hereto. Notwithstanding the foregoing, a party hereto may terminate this Agreement if the other party or any Controlled Affiliate of such other party is in default of this Agreement or any other agreement entered into by the parties hereto or any of their Controlled Affiliates, if such default is material and remains uncured for fifteen (15) days after receipt of notice thereof.

     6.   MISCELLANEOUS.

          (a) NOTICES. Notices shall be sent to the parties at the following addresses:

                    Excel Realty Trust, Inc.
                    16955 Via Del Campo, Suite 100
                    San Diego, California  92127
                    Attn:  Gary B. Sabin
                    Facsimile:  (619) 485-8530


                    Excel Legacy Corporation
                    16955 Via Del Campo, Suite 100
                    San Diego, California  92127
                    Attn:  Richard B. Muir
                    Facsimile:  (619) 485-8530

          Notices may be hand-delivered or sent by certified mail, return receipt requested, Federal Express or comparable overnight delivery service, or facsimile. Notice shall be deemed received at the time delivered by hand, on the fourth business day following deposit in the U.S. mail, and on the first business day following deposit with Federal Express or other delivery service, or transmission by facsimile. Any party to this Agreement may change its address for notice by giving written notice to the other party at the address and in accordance with the procedures provided above.

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          (b)  REASONABLE AND NECESSARY RESTRICTIONS.  Each of the parties hereto hereby acknowledges and agrees that the restrictions, prohibitions and other provisions of this Agreement are reasonable, fair and equitable in scope, term and duration, and are necessary to protect the legitimate business interests of the parties hereto. Each party covenants that it will not sue to challenge the enforceability of this Agreement or raise any equitable defense to its enforcement.

          (c) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns. This Agreement shall not be assigned without the express written consent of each of the parties hereto.

          (d) AMENDMENTS; WAIVERS. No termination, cancellation, modification, amendment, deletion, addition or other change in this Agreement, or any provision hereof, or waiver of any right or remedy herein provided, shall be effective for any purpose unless such change or waiver is specifically set forth in a writing signed by the party or parties to be bound thereby. The waiver of any right or remedy with respect to any occurrence on one occasion shall not be deemed a waiver of such right or remedy with respect to such occurrence on any other occasion.

          (e) CHOICE OF LAW. This Agreement and the rights and obligations of the parties hereunder shall be governed by the laws of the State of California, without regard to the principles of choice of law thereof.

          (f) SEVERABILITY. In the event that one or more of the terms or provisions of this Agreement or the application thereof to any person(s) or in any circumstance(s) shall, for any reason and to any extent be found by a court of competent jurisdiction to be invalid, illegal or unenforceable, such court shall have the power, and hereby is directed, to substitute for or limit such invalid term(s), provision(s) or application(s) and to enforce such substituted or limited terms or provisions, or the application thereof. Subject to the foregoing, the invalidity, illegality or enforceability of any one or more of the terms or provisions of this Agreement, as the same may be amended from time to time, shall not affect the validity, legality or enforceability of any other term or provision hereof.

          (g)  ENTIRE AGREEMENT; NO THIRD-PARTY BENEFICIARIES.  This Agreement
(i) constitutes the entire agreement and supersedes all prior agreements, understandings, negotiations and discussions, whether written or oral, between the parties hereto with respect to the subject matter hereof, so that no such external or separate agreement relating to the subject matter of this Agreement shall have any effect or be binding, unless the same is referred to specifically in this Agreement or is executed by the parties after the date hereof; and (ii) is not intended to confer upon any other person any rights or remedies hereunder, and shall not be enforceable by any party not a signatory to this Agreement.

          (h) HEADINGS. The headings of the sections hereof are inserted for convenience of reference only and are not intended to be a part of or affect the meaning or interpretation of this Agreement or of any term or provision hereof.

          (i) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which together shall be deemed to be an original and all of which together shall be deemed to constitute one and the same agreement.



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          IN WITNESS WHEREOF, each of the parties hereto has caused this
Agreement to be executed by one of its duly authorized officers, as of the date first written above.


                              EXCEL REALTY TRUST, INC.


                              By:   /s/ GARY B. SABIN
                                    -------------------------------------------
                              Name:  GARY B. SABIN
                              Title: PRESIDENT AND CHIEF EXECUTIVE OFFICER




                              EXCEL LEGACY CORPORATION


                              By:   /s/ GARY B. SABIN
                                    -------------------------------------------
                              Name:  GARY B. SABIN
                              Title: PRESIDENT AND CHIEF EXECUTIVE OFFICER




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